Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

Michael V. Shustek, as President and Chief Executive Officer of MVP REIT, Inc. (the “Registrant”), and Dustin Lewis, as Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Registrant’s Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 12, 2014

/s/ Michael V. Shustek
Michael V. Shustek
President and Chief Executive Officer (Principal Executive Officer)
MVP REIT, Inc.

Date: December 12, 2014

/s/ Dustin Lewis
Dustin Lewis
Chief Financial Officer
(Principal Accounting Officer) MVP REIT, Inc.